Exhibit 3.3.11

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 12/15/1999
991541937 - 3143323

CERTIFICATE OF FORMATION

OF

RAVE REVIEWS CINEMAS, L.L.C.

This Certificate of Formation of Rave Reviews Cinemas, L.L.C. (the “LLC”), dated as of December 15, 1999 is being duly executed and filed by David M. McIntosh, as an authorized person, to form a limited liability company under the Delaware Limited Liability Company Act (6 Del.C. § 18-101, et seq.)

FIRST.  The name of the limited liability company formed hereby is Rave Reviews Cinemas, LLC.

SECOND.  The address of the registered office of the LLC in the State of Delaware is c/o Corporation Service Company, 1013 Centre Road, Wilmington, Delaware, 19805.

THIRD,  The name and address of the registered agent for service of process on the LLC in the State of Delaware is Corporation Service Company, 1013 Centre Road, Wilmington, Delaware 19805.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation as of the date first above written.

/s/ David M. McIntosh
David M. McIntosh
c/o Ropes & Gray
One International Place
Boston, MA 02110-2624

State of Delaware
Secretary of State
Division of Corporations
Delivered 08:47 PM 12/13/2012
FILED 08:11 PM 12/13/2012
SRV 121339719 - 3143323 FILE

CERTIFICATE OF MERGER

of

HICKORY CREEK I GP, L.L.C.,

a Delaware limited liability company

with and into

RAVE REVIEWS CINEMAS, L.L.C.,

a Delaware limited liability company

Pursuant to Title 6, Section 18-209 of the Delaware Limited Liability Company Act, the undersigned hereby certifies to the following information relating the merger of Hickory Creek I GP, L.L.C. with and into Rave Reviews Cinemas, L.L.C. (the “Merger”),

FIRST:                              That the name and jurisdiction of formation of each of the entities proposing to merge (the “Constituent Entities”) are:

Name	State

Hickory Creek I GP, L.L.C.	Delaware
Rave Reviews Cinemas, L.L.C.	Delaware

SECOND:               That the Agreement and Plan of Merger has been approved, adopted, certified, executed and acknowledged by the Constituent Entities.

THIRD:                          That the name of the entity surviving the Merger (the “Surviving Entity”) shall be “Rave Reviews Cinemas, L.L.C.”, a Delaware limited liability company.

FOURTH:             That the executed Agreement and Plan of Merger is on file at the principal place of business of the Surviving Entity. The address of the principal place of business of the Surviving Entity is: Rave Reviews Cinemas, L.L.C., c/o BV Investment Partners, LLC, 125 High Street, 17th Floor, Boston, Massachusetts 02110.

FIFTH:                            That a copy of the Agreement and Plan of Merger will be furnished by the Surviving Entity, on request and without cost, to any member of any of the Constituent Entities.

SIXTH:                           That this Certificate of Merger shall be effective at the time this Certificate is filed.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has caused this certificate to be signed by an authorized officer, this 13th day of December, 2012.

RAVE REVIEWS CINEMAS, L.L.C.

By:	/s/ Roy F. Coppedge III
Name:	Roy F. Coppedge III
Title:	Chief Executive Officer

CERTIFICATE OF MERGER — DELAWARE

RAVE REVIEWS CINEMAS, L.L.C. — HICKORY CREEK I GP, L.L.C.

State of Delaware
Secretary of State
Division of Corporations
Delivered 08:47 PM 12/13/2012
FILED 08:47 PM 12/13/2012
SRV 121339720 - 3143323 FILE

CERTIFICATE OF MERGER

of

HICKORY CREEK I LP, L.L.C.,

a Delaware limited liability company

with and into

RAVE REVIEWS CINEMAS, L.L.C.,

a Delaware limited liability company

Pursuant to Title 6, Section 18-209 of the Delaware Limited Liability Company Act, the undersigned hereby certifies to the following information relating the merger of Hickory Creek I LP, L.L.C. with and into Rave Reviews Cinemas, L.L.C. (the “Merger”),

FIRST:                              That the name and jurisdiction of formation of each of the entities proposing to merge (the “Constituent Entities”) are:

Name	State

Hickory Creek I GP, L.L.C.	Delaware
Rave Reviews Cinemas, L.L.C.	Delaware

SECOND:               That the Agreement and Plan of Merger has been approved, adopted, certified, executed and acknowledged by the Constituent Entities.

THIRD:                          That the name of the entity surviving the Merger (the “Surviving Entity”) shall be “Rave Reviews Cinemas, L.L.C.”, a Delaware limited liability company.

FOURTH:             That the executed Agreement and Plan of Merger is on file at the principal place of business of the Surviving Entity. The address of the principal place of business of the Surviving Entity is: Rave Reviews Cinemas, L.L.C., c/o BV Investment Partners, LLC, 125 High Street, 17th Floor, Boston, Massachusetts 02110.

FIFTH:                            That a copy of the Agreement and Plan of Merger will be furnished by the Surviving Entity, on request and without cost, to any member of any of the Constituent Entities.

SIXTH:                           That this Certificate of Merger shall be effective at the time this Certificate is filed.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has caused this certificate to be signed by an authorized officer, this 13th day of December, 2012.

RAVE REVIEWS CINEMAS, L.L.C.

By:	/s/ Roy F. Coppedge III
Name:	Roy F. Coppedge III
Title:	Chief Executive Officer

CERTIFICATE OF MERGER — DELAWARE

RAVE REVIEWS CINEMAS, L.L.C. — HICKORY CREEK I LP, L.L.C.

State of Delaware
Secretary of State
Division of Corporations
Delivered 08:47 PM 12/13/2012
FILED 08:48 PM 12/13/2012
SRV 121339721 - 3143323 FILE

CERTIFICATE OF MERGER

of

RMP THEATERS, LLC,

a Delaware limited liability company

with and into

RAVE REVIEWS CINEMAS, L.L.C.,

a Delaware limited liability company

Pursuant to Title 6, Section 18-209 of the Delaware Limited Liability Company Act, the undersigned hereby certifies to the following information relating the merger of RMP Theaters, LLC with and into Rave Reviews Cinemas, L.L.C. (the “Merger”),

FIRST:                              That the name and jurisdiction of formation of each of the entities proposing to merge (the “Constituent Entities”) are:

Name	State

RMP Theaters, LLC	Delaware
Rave Reviews Cinemas, L.L.C.	Delaware

SECOND:               That the Agreement and Plan of Merger has been approved, adopted, certified, executed and acknowledged by the Constituent Entities.

THIRD:                          That the name of the entity surviving the Merger (the “Surviving Entity”) shall be “Rave Reviews Cinemas, L.L.C.”, a Delaware limited liability company.

FOURTH:             That the executed Agreement and Plan of Merger is on file at the principal place of business of the Surviving Entity. The address of the principal place of business of the Surviving Entity is: Rave Reviews Cinemas, L.L.C., c/o BV Investment Partners, LLC, 125 High Street, 17th Floor, Boston, Massachusetts 02110.

FIFTH:                            That a copy of the Agreement and Plan of Merger will be furnished by the Surviving Entity, on request and without cost, to any member of any of the Constituent Entities.

SIXTH:                           That this Certificate of Merger shall be effective at the time this Certificate is filed.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has caused this certificate to be signed by an authorized officer, this 13th day of December, 2012.

RAVE REVIEWS CINEMAS, L.L.C.

By:	/s/ Roy F. Coppedge III
Name:	Roy F. Coppedge III
Title:	Chief Executive Officer

CERTIFICATE OF MERGER — DELAWARE

RAVE REVIEWS CINEMAS, L.L.C. — RMP THEATERS, LLC

State of Delaware
Secretary of State
Division of Corporations
Delivered 08:47 PM 12/13/2012
FILED 08:49 PM 12/13/2012
SRV 121339723 - 3143323 FILE

CERTIFICATE OF MERGER

of

RAVE FT. WORTH II G.P., L.L.C.,

a Delaware limited liability company

with and into

RAVE REVIEWS CINEMAS, L.L.C.,

a Delaware limited liability company

Pursuant to Title 6, Section 18-209 of the Delaware Limited Liability Company Act, the undersigned hereby certifies to the following information relating the merger of Rave Ft. Worth II G.P., L.L.C. with and into Rave Reviews Cinemas, L.L.C. (the “Merger”),

FIRST:                                                      That the name and jurisdiction of formation of each of the entities proposing to merge (the “Constituent Entities”) are:

Name	State

Rave Ft. Worth II G.P., L.L.C.	Delaware
Rave Reviews Cinemas, L.L.C.	Delaware

SECOND:                                       That the Agreement and Plan of Merger has been approved, adopted, certified, executed and acknowledged by the Constituent Entities.

THIRD:                                                  That the name of the entity surviving the Merger (the “Surviving Entity”) shall be “Rave Reviews Cinemas, L.L.C.”, a Delaware limited liability company.

FOURTH:                                     That the executed Agreement and Plan of Merger is on file at the principal place of business of the Surviving Entity. The address of the principal place of business of the Surviving Entity is: Rave Reviews Cinemas, L.L.C., c/o BV Investment Partners, LLC, 125 High Street, 17th Floor, Boston, Massachusetts 02110.

FIFTH:                                                    That a copy of the Agreement and Plan of Merger will be furnished by the Surviving Entity, on request and without cost, to any member of any of the Constituent Entities.

SIXTH:                                                   That this Certificate of Merger shall be effective at the time this Certificate is filed.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has caused this certificate to be signed by an authorized officer, this 13th day of December, 2012.

RAVE REVIEWS CINEMAS, L.L.C.

By:	/s/ Roy F. Coppedge III
Name:	Roy F. Coppedge III
Title:	Chief Executive Officer

CERTIFICATE OF MERGER — DELAWARE

RAVE REVIEWS CINEMAS, L.L.C. — RAVE FT. WORTH II G.P., L.L.C.

State of Delaware
Secretary of State
Division of Corporations
Delivered 08:47 PM 12/13/2012
FILED 08:50 PM 12/13/2012
SRV 121339724 - 3143323 FILE

CERTIFICATE OF MERGER

of

RAVE FT. WORTH II LP, L.L.C.,

a Delaware limited liability company

with and into

RAVE REVIEWS CINEMAS, L.L.C.,

a Delaware limited liability company

Pursuant to Title 6, Section 18-209 of the Delaware Limited Liability Company Act, the undersigned hereby certifies to the following information relating the merger of Rave Ft. Worth II LP, L.L.C. with and into Rave Reviews Cinemas, L.L.C. (the “Merger”),

FIRST:                                                      That the name and jurisdiction of formation of each of the entities proposing to merge (the “Constituent Entities”) are:

Name	State

Rave Ft. Worth II LP, L.L.C.	Delaware
Rave Reviews Cinemas, L.L.C.	Delaware

SECOND:                                       That the Agreement and Plan of Merger has been approved, adopted, certified, executed and acknowledged by the Constituent Entities.

THIRD:                                                  That the name of the entity surviving the Merger (the “Surviving Entity”) shall be “Rave Reviews Cinemas, L.L.C.”, a Delaware limited liability company.

FOURTH:                                     That the executed Agreement and Plan of Merger is on file at the principal place of business of the Surviving Entity. The address of the principal place of business of the Surviving Entity is: Rave Reviews Cinemas, L.L.C., c/o BV Investment Partners, LLC, 125 High Street, 17th Floor, Boston, Massachusetts 02110.

FIFTH:                                                    That a copy of the Agreement and Plan of Merger will be furnished by the Surviving Entity, on request and without cost, to any member of any of the Constituent Entities.

SIXTH:                                                   That this Certificate of Merger shall be effective at the time this Certificate is filed.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has caused this certificate to be signed by an authorized officer, this 13th day of December, 2012.

RAVE REVIEWS CINEMAS, L.L.C.

By:	/s/ Roy F. Coppedge III
Name:	Roy F. Coppedge III
Title:	Chief Executive Officer

CERTIFICATE OF MERGER — DELAWARE

RAVE REVIEWS CINEMAS, L.L.C. — RAVE FT. WORTH II LP, L.L.C.

State of Delaware
Secretary of State
Division of Corporations
Delivered 08:47 PM 12/13/2012
FILED 08:51 PM 12/13/2012
SRV 121339727 - 3143323 FILE

CERTIFICATE OF MERGER

of

RAVE MOTION PICTURES CINCINNATI, L.L.C.,

a Delaware limited liability company

with and into

RAVE REVIEWS CINEMAS, L.L.C.,

a Delaware limited liability company

Pursuant to Title 6, Section 18-209 of the Delaware Limited Liability Company Act, the undersigned hereby certifies to the following information relating the merger of Rave Motion Pictures Cincinnati, L.L.C. with and into Rave Reviews Cinemas, L.L.C. (the “Merger”),

FIRST:                                                      That the name and jurisdiction of formation of each of the entities proposing to merge (the “Constituent Entities”) are:

Name	State

Rave Motion Pictures Cincinnati, L.L.C.	Delaware
Rave Reviews Cinemas, L.L.C.	Delaware

SECOND:                                       That the Agreement and Plan of Merger has been approved, adopted, certified, executed and acknowledged by the Constituent Entities.

THIRD:                                                  That the name of the entity surviving the Merger (the “Surviving Entity”) shall be “Rave Reviews Cinemas, L.L.C.”, a Delaware limited liability company.

FOURTH:                                     That the executed Agreement and Plan of Merger is on file at the principal place of business of the Surviving Entity. The address of the principal place of business of the Surviving Entity is: Rave Reviews Cinemas, L.L.C., c/o BV Investment Partners, LLC, 125 High Street, 17th Floor, Boston, Massachusetts 02110.

FIFTH:                                                    That a copy of the Agreement and Plan of Merger will be furnished by the Surviving Entity, on request and without cost, to any member of any of the Constituent Entities.

SIXTH:                                                   That this Certificate of Merger shall be effective at the time this Certificate is filed.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has caused this certificate to be signed by an authorized officer, this 13th day of December, 2012.

RAVE REVIEWS CINEMAS, L.L.C.

By:	/s/ Roy F. Coppedge III
Name:	Roy F. Coppedge III
Title:	Chief Executive Officer

CERTIFICATE OF MERGER — DELAWARE

RAVE REVIEWS CINEMAS, L.L.C. — RAVE MOTION PICTURES CINCINNATI, L.L.C.

State of Delaware
Secretary of State
Division of Corporations
Delivered 08:47 PM 12/13/2012
FILED 08:52 PM 12/13/2012
SRV 121339728 - 3143323 FILE

CERTIFICATE OF MERGER

of

RAVE MOTION PICTURES COLUMBUS, L.L.C.,

a Delaware limited liability company

with and into

RAVE REVIEWS CINEMAS, L.L.C.,

a Delaware limited liability company

Pursuant to Title 6, Section 18-209 of the Delaware Limited Liability Company Act, the undersigned hereby certifies to the following information relating the merger of Rave Motion Pictures Columbus, L.L.C. with and into Rave Reviews Cinemas, L.L.C. (the “Merger”),

FIRST:                                                      That the name and jurisdiction of formation of each of the entities proposing to merge (the “Constituent Entities”) are:

Name	State

Rave Motion Pictures Columbus, L.L.C.	Delaware
Rave Reviews Cinemas, L.L.C.	Delaware

SECOND:                                       That the Agreement and Plan of Merger has been approved, adopted, certified, executed and acknowledged by the Constituent Entities.

THIRD:                                                  That the name of the entity surviving the Merger (the “Surviving Entity”) shall be “Rave Reviews Cinemas, L.L.C.”, a Delaware limited liability company.

FOURTH:                                     That the executed Agreement and Plan of Merger is on file at the principal place of business of the Surviving Entity. The address of the principal place of business of the Surviving Entity is: Rave Reviews Cinemas, L.L.C., c/o BV Investment Partners, LLC, 125 High Street, 17th Floor, Boston, Massachusetts 02110.

FIFTH:                                                    That a copy of the Agreement and Plan of Merger will be furnished by the Surviving Entity, on request and without cost, to any member of any of the Constituent Entities.

SIXTH:                                                   That this Certificate of Merger shall be effective at the time this Certificate is filed.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has caused this certificate to be signed by an authorized officer, this 13th day of December, 2012.

RAVE REVIEWS CINEMAS, L.L.C.

By:	/s/ Roy F. Coppedge III
Name:	Roy F. Coppedge III
Title:	Chief Executive Officer

CERTIFICATE OF MERGER — DELAWARE

RAVE REVIEWS CINEMAS, L.L.C. — RAVE MOTION PICTURES COLUMBUS, L.L.C.

State of Delaware
Secretary of State
Division of Corporations
Delivered 08:47 PM 12/13/2012
FILED 08:53 PM 12/13/2012
SRV 121339731 - 3143323 FILE

CERTIFICATE OF MERGER

of

RAVE MOTION PICTURES FT. WORTH II, L.P.,

a Delaware limited partnership

with and into

RAVE REVIEWS CINEMAS, L.L.C.,

a Delaware limited liability company

Pursuant to Title 6, Section 17-211 of the Delaware Limited Partnership Act, Title 6, Section 18-209 of the Delaware Limited Liability Company Act, the undersigned hereby certifies to the following information relating the merger of Rave Motion Pictures Ft. Worth II, L.P. with and into Rave Reviews Cinemas, L.L.C. (the “Merger”),

FIRST:                                                      That the name and jurisdiction of formation of each of the entities proposing to merge (the “Constituent Entities”) are:

Name	State

Rave Motion Pictures Ft. Worth II, L.P.	Delaware
Rave Reviews Cinemas, L.L.C.	Delaware

SECOND:                                       That the Agreement and Plan of Merger has been approved, adopted, certified, executed and acknowledged by the Constituent Entities.

THIRD:                                                  That the name of the entity surviving the Merger (the “Surviving Entity”) shall be “Rave Reviews Cinemas, L.L.C.”, a Delaware limited liability company.

FOURTH:                                     That the executed Agreement and Plan of Merger is on file at the principal place of business of the Surviving Entity. The address of the principal place of business of the Surviving Entity is: Rave Reviews Cinemas, L.L.C., c/o BV Investment Partners, LLC, 125 High Street, 17th Floor, Boston, Massachusetts 02110.

FIFTH:                                                    That a copy of the Agreement and Plan of Merger will be provided, on request and without cost, to any member of the LLC or any partner of the limited partnership.

SIXTH:                                                   That this Certificate of Merger shall be effective at the time this Certificate is filed.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has caused this certificate to be signed by an authorized officer, this 13th day of December, 2012.

RAVE REVIEWS CINEMAS, L.L.C.

By:	/s/ Roy F. Coppedge III
Name:	Roy F. Coppedge III
Title:	Chief Executive Officer

CERTIFICATE OF MERGER — DELAWARE

RAVE REVIEWS CINEMAS, L.L.C. — RAVE REVIEWS HICKORY CREEK I, L.P.

State of Delaware
Secretary of State
Division of Corporations
Delivered 08:47 PM 12/13/2012
FILED 08:54 PM 12/13/2012
SRV 121339734 - 3143323 FILE

CERTIFICATE OF MERGER

of

RAVE MOTION PICTURES FT. WORTH, L.P.,

a Delaware limited partnership

with and into

RAVE REVIEWS CINEMAS, L.L.C.,

a Delaware limited liability company

Pursuant to Title 6, Section 17-211 of the Delaware Limited Partnership Act, Title 6, Section 18-209 of the Delaware Limited Liability Company Act, the undersigned hereby certifies to the following information relating the merger of Rave Motion Pictures Ft. Worth, L.P. with and into Rave Reviews Cinemas, L.L.C. (the “Merger”),

FIRST:                                                      That the name and jurisdiction of formation of each of the entities proposing to merge (the “Constituent Entities”) are:

Name	State

Rave Motion Pictures Ft. Worth, L.P.	Delaware
Rave Reviews Cinemas, L.L.C.	Delaware

SECOND:                                       That the Agreement and Plan of Merger has been approved, adopted, certified, executed and acknowledged by the Constituent Entities.

THIRD:                                                  That the name of the entity surviving the Merger (the “Surviving Entity”) shall be “Rave Reviews Cinemas, L.L.C.”, a Delaware limited liability company.

FOURTH:                                     That the executed Agreement and Plan of Merger is on file at the principal place of business of the Surviving Entity. The address of the principal place of business of the Surviving Entity is: Rave Reviews Cinemas, L.L.C., c/o BV Investment Partners, LLC, 125 High Street, 17th Floor, Boston, Massachusetts 02110.

FIFTH:                                                    That a copy of the Agreement and Plan of Merger will be provided, on request and without cost, to any member of the LLC or any partner of the limited partnership.

SIXTH:                                                   That this Certificate of Merger shall be effective at the time this Certificate is filed.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has caused this certificate to be signed by an authorized officer, this 13th day of December, 2012.

RAVE REVIEWS CINEMAS, L.L.C.

By:	/s/ Roy F. Coppedge III
Name:	Roy F. Coppedge III
Title:	Chief Executive Officer

CERTIFICATE OF MERGER — DELAWARE

RAVE REVIEWS CINEMAS, L.L.C. — RAVE MOTION PICTURES FT. WORTH, L.P.

State of Delaware
Secretary of State
Division of Corporations
Delivered 08:47 PM 12/13/2012
FILED 08:55 PM 12/13/2012
SRV 121339738 - 3143323 FILE

CERTIFICATE OF MERGER

of

RAVE MOTION PICTURES LAS VEGAS, L.L.C.,

a Delaware limited liability company

with and into

RAVE REVIEWS CINEMAS, L.L.C.,

a Delaware limited liability company

Pursuant to Title 6, Section 18-209 of the Delaware Limited Liability Company Act, the undersigned hereby certifies to the following information relating the merger of Rave Motion Pictures Las Vegas, L.L.C. with and into Rave Reviews Cinemas, L.L.C. (the ‘‘Merger”),

FIRST:                                                      That the name and jurisdiction of formation of each of the entities proposing to merge (the “Constituent Entities”) are:

Name	State

Rave Motion Pictures Las Vegas, L.L.C.	Delaware
Rave Reviews Cinemas, L.L.C.	Delaware

SECOND:                                       That the Agreement and Plan of Merger has been approved, adopted, certified, executed and acknowledged by the Constituent Entities.

THIRD:                                                  That the name of the entity surviving the Merger (the “Surviving Entity”) shall be “Rave Reviews Cinemas, L.L.C.”, a Delaware limited liability company.

FOURTH:                                     That the executed Agreement and Plan of Merger is on file at the principal place of business of the Surviving Entity. The address of the principal place of business of the Surviving Entity is: Rave Reviews Cinemas, L.L.C., c/o BV Investment Partners, LLC, 125 High Street, 17th Floor, Boston, Massachusetts 02110.

FIFTH:                                                    That a copy of the Agreement and Plan of Merger will be furnished by the Surviving Entity, on request and without cost, to any member of any of the Constituent Entities.

SIXTH:                                                   That this Certificate of Merger shall be effective at the time this Certificate is filed.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has caused this certificate to be signed by an authorized officer, this 13th day of December, 2012.

RAVE REVIEWS CINEMAS, L.L.C.

By:	/s/ Roy F. Coppedge III
Name:	Roy F. Coppedge III
Title:	Chief Executive Officer

CERTIFICATE OF MERGER — DELAWARE

RAVE REVIEWS CINEMAS, L.L.C. — RAVE MOTION PICTURES LAS VEGAS, L.L.C.

State of Delaware
Secretary of State
Division of Corporations
Delivered 08:47 PM 12/13/2012
FILED 08:56 PM 12/13/2012
SRV 121339739 - 3143323 FILE

CERTIFICATE OF MERGER

of

RAVE MOTION PICTURES LITTLE ROCK, L.L.C.,

a Delaware limited liability company

with and into

RAVE REVIEWS CINEMAS, L.L.C.,

a Delaware limited liability company

Pursuant to Title 6, Section 18-209 of the Delaware Limited Liability Company Act, the undersigned hereby certifies to the following information relating the merger of Rave Motion Pictures Little Rock, L.L.C. with and into Rave Reviews Cinemas, L.L.C. (the “Merger”),

FIRST:                                                      That the name and jurisdiction of formation of each of the entities proposing to merge (the “Constituent Entities”) are:

Name	State

Rave Motion Pictures Little Rock, L.L.C.	Delaware
Rave Reviews Cinemas, L.L.C.	Delaware

SECOND:                                       That the Agreement and Plan of Merger has been approved, adopted, certified, executed and acknowledged by the Constituent Entities.

THIRD:                                                  That the name of the entity surviving the Merger (the “Surviving Entity”) shall be “Rave Reviews Cinemas, L.L.C.”, a Delaware limited liability company.

FOURTH:                                     That the executed Agreement and Plan of Merger is on file at the principal place of business of the Surviving Entity. The address of the principal place of business of the Surviving Entity is: Rave Reviews Cinemas, L.L.C., c/o BV Investment Partners, LLC, 125 High Street, 17th Floor, Boston, Massachusetts 02110.

FIFTH:                                                    That a copy of the Agreement and Plan of Merger will be furnished by the Surviving Entity, on request and without cost, to any member of any of the Constituent Entities.

SIXTH:                                                   That this Certificate of Merger shall be effective at the time this Certificate is filed.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has caused this certificate to be signed by an authorized officer, this 13th day of December, 2012.

RAVE REVIEWS CINEMAS, L.L.C.

By:	/s/ Roy F. Coppedge III
Name:	Roy F. Coppedge III
Title:	Chief Executive Officer

CERTIFICATE OF MERGER — DELAWARE

RAVE REVIEWS CINEMAS, L.L.C. — RAVE MOTION PICTURES LITTLE ROCK, L.L.C.

State of Delaware
Secretary of State
Division of Corporations
Delivered 08:47 PM 12/13/2012
FILED 08:57 PM 12/13/2012
SRV 121339741 - 3143323 FILE

CERTIFICATE OF MERGER

of

RAVE REVIEWS HICKORY CREEK I, L.P.,

a Delaware limited partnership

with and into

RAVE REVIEWS CINEMAS, L.L.C.,

a Delaware limited liability company

Pursuant to Title 6, Section 17-211 of the Delaware Limited Partnership Act, Title 6, Section 18-209 of the Delaware Limited Liability Company Act, the undersigned hereby certifies to the following information relating the merger of Rave Reviews Hickory Creek I, L.P. with and into Rave Reviews Cinemas, L.L.C. (the ‘‘Merger”),

FIRST:                                                      That the name and jurisdiction of formation of each of the entities proposing to merge (the “Constituent Entities”) are:

Name	State

Rave Reviews Hickory Creek I, L.P.	Delaware
Rave Reviews Cinemas, L.L.C.	Delaware

SECOND:                                       That the Agreement and Plan of Merger has been approved, adopted, certified, executed and acknowledged by the Constituent Entities.

THIRD:                                                  That the name of the entity surviving the Merger (the “Surviving Entity”) shall be “Rave Reviews Cinemas, L.L.C.”, a Delaware limited liability company.

FOURTH:                                     That the executed Agreement and Plan of Merger is on file at the principal place of business of the Surviving Entity. The address of the principal place of business of the Surviving Entity is: Rave Reviews Cinemas, L.L.C., c/o BV Investment Partners, LLC, 125 High Street, 17th Floor, Boston, Massachusetts 02110.

FIFTH:                                                    That a copy of the Agreement and Plan of Merger will be provided, on request and without cost, to any member of the LLC or any partner of the limited partnership.

SIXTH:                                                   That this Certificate of Merger shall be effective at the time this Certificate is filed.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has caused this certificate to be signed by an authorized officer, this 13th day of December, 2012.

RAVE REVIEWS CINEMAS, L.L.C.

By:	/s/ Roy F. Coppedge III
Name:	Roy F. Coppedge III
Title:	Chief Executive Officer

CERTIFICATE OF MERGER — DELAWARE

RAVE REVIEWS CINEMAS, L.L.C. — RAVE MOTION PICTURES FT. WORTH II, L.P.

State of Delaware
Secretary of State
Division of Corporations
Delivered 08:47 PM 12/13/2012
FILED 08:58 PM 12/13/2012
SRV 121339743 - 3143323 FILE

CERTIFICATE OF MERGER

Of

RAVE REVIEWS MANAGEMENT, INC.,

a Delaware corporation

with and into

RAVE REVIEWS CINEMAS, L.L.C.,

a Delaware limited liability company

Pursuant to Title 8, Section 264(c) of the Delaware General Corporation Law and Title 6, Section 18-209 of the Delaware Limited Liability Company Act, the undersigned hereby certifies to the following information relating the merger of Rave Reviews Management, Inc. with and into Rave Reviews Cinemas, L.L.C. (the “Merger”),

FIRST:                                                      That the name and jurisdiction of formation of each of the entities proposing to merge (the “Constituent Entities”) are:

Name	State

Rave Reviews Management, Inc.	Delaware
Rave Reviews Cinemas, L.L.C.	Delaware

SECOND:                                       That the Agreement and Plan of Merger has been approved, adopted, certified, executed and acknowledged by the Constituent Entities.

THIRD:                                                  That the name of the entity surviving the Merger (the “Surviving Entity”) shall be “Rave Reviews Cinemas, L.L.C.”, a Delaware limited liability company.

FOURTH:                                     That the executed Agreement and Plan of Merger is on file at the principal place of business of the Surviving Entity. The address of the principal place of business of the Surviving Entity is: Rave Reviews Cinemas, L.L.C., c/o BV Investment Partners, LLC, 125 High Street, 17th Floor, Boston, Massachusetts 02110.

FIFTH:                                                    That a copy of the Agreement and Plan of Merger will be provided, on request and without cost, to any member of the LLC or any stockholder of the corporation.

SIXTH:                                                   That this Certificate of Merger shall be effective at the time this Certificate is filed.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has caused this certificate to be signed by an authorized officer, this 13th day of December, 2012.

RAVE REVIEWS CINEMAS, L.L.C.

By:	/s/ Roy F. Coppedge III
Name:	Roy F. Coppedge III
Title:	Chief Executive Officer

CERTIFICATE OF MERGER — DELAWARE

RAVE REVIEWS CINEMAS, L.L.C. — RAVE REVIEWS MANAGEMENT, INC.

State of Delaware
Secretary of State
Division of Corporations
Delivered 02:05 PM 12/14/2012
FILED 02:05 PM 12/14/2012
SRV 121342629 - 3143323 FILE

CERTIFICATE OF MERGER

of

RAVE BV ACQUISITION SUB, LLC,

a Delaware limited liability company

with and into

RAVE REVIEWS CINEMAS, L.L.C.,

a Delaware limited liability company

Pursuant to Title 6, Section 18-209 of the Delaware Limited Liability Company Act, the undersigned hereby certifies to the following information relating the merger of Rave BV Acquisition Sub, LLC with and into Rave Reviews Cinemas, L.L.C. (the “Merger”‘),

FIRST:                                                      That the name and jurisdiction of formation of each of the entities proposing to merge (the “Constituent Entities”) are:

Name	State

Rave BV Acquisition Sub, LLC	Delaware
Rave Reviews Cinemas, L.L.C.	Delaware

SECOND:                                       That the Agreement and Plan of Merger has been approved, adopted, certified, executed and acknowledged by the Constituent Entities.

THIRD:                                                  That the name of the entity surviving the Merger (the “Surviving Entity”) shall be “Rave Reviews Cinemas, L.L.C.”, a Delaware limited liability company.

FOURTH:                                     That the executed Agreement and Plan of Merger is on file at the principal place of business of the Surviving Entity. The address of the principal place of business of the Surviving Entity is: Rave Reviews Cinemas, L.L.C., c/o American Multi-Cinema, Inc., 920 Main Street, Kansas City, Missouri 64105.

FIFTH:                                                    That a copy of the Agreement and Plan of Merger will be furnished by the Surviving Entity, on request and without cost, to any member of any of the Constituent Entities.

SIXTH:                                                   That this Certificate of Merger shall be effective at the time this Certificate is filed.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has caused this certificate to be signed by an authorized officer, this 14th day of December, 2012.

RAVE REVIEWS CINEMAS, L.L.C.

By:	/s/ Kevin Connor
Name:	Kevin Connor
Title:	Senior Vice President

CERTIFICATE OF MERGER — DELAWARE

RAVE REVIEWS CINEMAS, L.L.C. — RAVE BV ACQUISITION SUB, LLC

State of Delaware
Secretary of State
Division of Corporations
Delivered 05:42 PM 01/18/2013
FILED 04:53 PM 01/18/2013
SRV 130069270 - 3143323 FILE

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT CHANGING ONLY THE

REGISTERED OFFICE OR REGISTERED AGENT OF A

LIMITED LIABILITY COMPANY

The limited liability company organized and existing under the Limited Liability Company Act of the State of Delaware, hereby certifies as follows:

1.                                      The name of the limited liability company is RAVE REVIEWS CINEMAS, L.L.C.

2.                                      The Registered Office of the limited liability company in the State of Delaware is changed to Corporation Trust Center 1209 Orange Street (street), in the City of Wilmington , Zip Code 19801 . The name of the Registered Agent at such address upon whom process against this limited liability company may be served is THE CORPORATION TRUST COMPANY.

By:	/s/ Kevin M. Connor
Authorized Person

Name:	Kevin M. Connor, SVP, GC & Secy.
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